UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2024

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

865 N. Albion St. Suite 300 Denver, CO	80220
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On December 6, 2024, Medicine Man Technologies, Inc., a Nevada corporation (the “Company”) delivered an Officers’ Certificate to Ankura Trust Company, LLC, as Trustee (the “Trustee”) with respect to the Indenture agreement by and between the Company, the Trustee and Chicago Atlantic Admin, LLC, as Collateral Agent (the “Collateral Agent”) dated as of December 7, 2021 (the “Indenture”), whereby the Company informed the Trustee of a notice of default (“Default”) arising from the Company’s failure to furnish to the Trustee and the Holders, within 15 calendar days after it is required to file the same with the U.S. Securities and Exchange Commission (the “SEC”) (after giving effect to any grace period provided by Rule 12b-25 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any successor rule), those Quarterly Reports as filed on Form 10-Q and information, documents and other reports, if any, that the Company was required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act for the periods ended March 31, 2024, June 30, 2024 and September 30, 2024, each of which failures constitutes a Default under the Indenture.

The Default is a result of the ongoing impact of the May 3, 2024, SEC order against B.F. Borgers CPA PC and Benjamin F. Borgers (individually and together, “Borgers”), pursuant to which the SEC suspended Borgers from appearing or practicing before the SEC as an accountant. Borgers was the Company’s independent auditor for several years, including fiscal year December 31, 2023, during which time Borgers reviewed the Company’s financial statements and performed reviews of interim financial statements.  The SEC order has necessitated the Company to undergo a re-audit, by Baker Tilly US, LLP (“Baker Tilly”), of the Company’s consolidated financial statements as filed on the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”) and a re-review of the unaudited condensed consolidated financial statements for the fiscal periods ended March 31, 2023, June 30, 2023, and September 30, 2023, as filed in the Company’s Quarterly Reports on Form 10-Q.

On November 29, 2024, the Audit Committee of the Company determined, following discussions with Baker Tilly and the Company’s management, that the Company’s previously issued audited consolidated financial statements for the two fiscal years ended December 31, 2022 and December 31, 2023, as filed on the 2023 Form 10-K audited by Borgers, and the Company’s unaudited condensed consolidated financial statements and the notes thereto as of and for the fiscal periods ended March 31, 2023, June 30, 2023, and September 30, 2023 included in the Company’s Quarterly Reports on Form 10-Q (collectively the “Subject Periods”) will be restated due to the identification of certain accounting errors that will result in the Company making certain accounting corrections primarily relating to technical accounting areas. For more details on the impact of the SEC order and the related restatements of our financial statements, please refer to our Current Report on Form 8-K filed with the SEC on December 4, 2024.

Additionally, the Company did not previously provide an Officers’ Certificate to the Trustee or the Collateral Agent, as required by the Indenture, regarding the Default arising from the failure to timely file the Quarterly Report on form 10-Q for the periods ended March 31, 2024, and June 30, 2024. Each such failure constituted a Default under the Indenture.

The Company intends to request a waiver or forbearance of the foregoing Defaults from the holders of a majority of the aggregate principal amount of the then outstanding notes; however there can be no assurance that such waiver or forebearance will be obtained.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Forrest Hoffmaster as Chief Executive Officer

Effective December 9, 2024, the board of directors (the “Board”) for the Company appointed Forrest Hoffmaster as the Company’s Chief Executive Officer (“CEO”). Mr. Hoffmaster was first employed by the Company as the Chief Financial Officer (“CFO”) starting on January 16, 2023, and he previously served as the Company’s Interim Chief Executive Officer and Chief Financial Officer from February 21, 2024 to December 9, 2024. At this time, Mr. Hoffmaster will continue to serve as the CFO of the Company until a successor is duly appointed by the Board, which has hired an executive search firm to find a qualified candidate.

Mr. Hoffmaster brings over 30 years of executive experience in finance and operations for both public and private companies. Prior to joining the Company, Mr. Hoffmaster served as CEO of New Seasons Market, a specialty gourmet food retailer, where he navigated the company through one of the most disruptive periods in the retail grocery industry. Under his leadership, Mr. Hoffmaster implemented a focused growth and cost optimization program, enabling the company to grow EBITDA by over 30% in two years. Prior to New Seasons Market, Mr. Hoffmaster held leadership positions with other leading grocers including Whole Foods Market and H-E-B.

In connection with his appointment as CEO, Mr. Hoffmaster and the Company entered into a Second Amended and Restated Employment Agreement (the “Hoffmaster Employment Agreement”), dated as of December 9, 2024, that governs the terms of Mr. Hoffmaster’s appointment as CEO. Under the terms of the Hoffmaster Employment Agreement, the Board has agreed to (a) increase Mr. Hoffmaster’s base annual salary from $400,000 to $480,000, (b) provide a cash bonus of $14,000 that is payable before the end of 2024 and the opportunity to receive an annual cash bonus of 100% up to 150% of his base salary, based on meeting performance metrics and other terms determined at the Board discretion; (c) grant him 2,500,000 restricted stock units (“RSUs”), vesting in four equal installments on the first, second, third and fourth anniversary of Mr. Hoffmaster’s appointment, with accelerated vesting upon the earlier of (i) a change in control or (ii) the termination of the agreement (x) by Mr. Hoffmaster due to a material breach of the agreement by the Company, (y) by the Company without cause, or (z) as a result of Mr. Hoffmaster’s death or disability; and (d) if the combined value of the options, RSUs, warrants, securities, derivative securities, Performance Stock Units (“PSUs”) or other equity (collectively, “Equity”) in the Company that Mr. Hoffmaster holds does not exceed $2,500,000 (pretax), then at the time of a change of control of the Company, the Company shall compensate Mr. Hoffmaster the difference between the value of Mr. Hoffmaster’s Equity as of the appointment date and the $2,500,000. The Hoffmaster Employment Agreement supersedes and terminates all previous employment agreements entered into by and between Mr. Hoffmaster and the Company.

The complete terms and conditions of Mr. Hoffmaster’s appointment and employment with the Company are set forth in the Hoffmaster Employment Agreement, dated December 9, 2024, between Mr. Hoffmaster and the Company, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may be preceded by the words "may," "will," "could," "would," "should," "expect," "intends," "plans," "strategy," "prospects," "anticipate," "believe," "approximately," "estimate," "predict," "project," "potential," "continue," "ongoing," or the negative of these terms or other words of similar meaning in connection with a discussion of future events or future operating or financial performance, although the absence of these words does not necessarily mean that a statement is not forward-looking. We have based our forward-looking statements on management's current expectations and assumptions about future events and trends affecting our business and industry. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Therefore, forward-looking statements are not guarantees of future events or performance, are based on certain assumptions, and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company's control and cannot be predicted or quantified. Consequently, actual events and results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, that the Company has underestimated the scope and impact of the restatements, risks and uncertainties around the effectiveness of the Company’s disclosure controls and procedures and the effectiveness of the Company’s internal control over financial reporting, the risk that the Company’s restated financial statements may take longer to complete than expected, as well as those risks and uncertainties risks and uncertainties associated with (i) regulatory limitations on our products and services and the uncertainty in the application of federal, state, and local laws to our business, and any changes in such laws; (ii) our ability to manufacture our products and product candidates on a commercial scale on our own or in collaboration with third parties; (iii) our ability to identify, consummate, and integrate anticipated acquisitions; (iv) general industry and economic conditions; (v) our ability to access adequate capital upon terms and conditions that are acceptable to us; (vi) our ability to pay interest and principal on outstanding debt when due; (vii) volatility in credit and market conditions; (viii) the loss of one or more key executives or other key employees; and (ix) other risks and uncertainties related to the cannabis market and our business strategy. Any such risks and uncertainties could materially and adversely affect the Company’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC, including the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise except as required by law. As noted above, investors are cautioned that the Subject Periods, and related investor communications, should no longer be relied upon; such communications include earnings releases, press releases, shareholder communications, investor presentations and other communications describing relevant portions of the Subject Periods.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Second Amended and Restated Employment Agreement, dated December 9, 2024, by and between the Company and Forrest Hoffmaster.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Forrest Hoffmaster
Forrest Hoffmaster
Date: December 12, 2024		Chief Executive Officer and Chief Financial Officer